                                                                     Exhibit 11

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in Post-Effective Amendment No. 53 under the Securities Act of 1933, as amended, to the Registration Statement on Form N-1A of BNY Hamilton Funds, Inc.

                                                   /s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 29, 2006